UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2017

GAMCO INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY		10580
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (914) 921-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of GAMCO Investors, Inc. (“GAMCO”) was held on May 3, 2017.  At the annual meeting: (1) seven persons were elected to serve as directors of GAMCO; (2) the appointment of Deloitte & Touche LLP as GAMCO’s independent registered public accounting firm for the year ending December 31, 2017 was ratified; (3) the potential issuance of more than 1% of the Company's issued and outstanding common stock to a related party of GAMCO was approved; (4) an Amendment to the Company's 2002 Stock Award and Incentive Plan was approved; (5) the holders of GAMCO's Class A and Class B Common Stock cast an advisory vote on the Company's named executive officer compensation; (6) the holders of GAMCO's Class A and Class B Common Stock cast an advisory vote to approve the frequency of the vote on named executive officer compensation; and (7) the holders of GAMCO's Class A Common Stock cast an advisory vote on whether GAMCO's Board of Directors should consider the conversion and reclassification of the Class B Common Stock into Class A Common Stock at a ratio in the range between 1.15 to 1.25 shares of Class A Common Stock for each share of Class B Common Stock.

Set forth below, with respect to each of the matters submitted to shareholders, are the number of votes cast for or against or withheld, and the number of abstentions and broker non-votes, where applicable.

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
(1) Election of Directors
NOMINEE
Edwin L. Artzt	191,079,058	28,552	1,221,091
Raymond C. Avansino, Jr.	190,318,567	789,043	1,221,091
Leslie B. Daniels	191,081,951	25,659	1,221,091
Mario J. Gabelli	190,021,523	1,086,087	1,221,091
Eugene R. McGrath	191,079,413	28,197	1,221,091
Robert S. Prather, Jr.	190,425,571	682,039	1,221,091
Elisa M. Wilson	189,997,098	1,110,512	1,221,091

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
(2) Ratification of independent registered public accounting firm	192,314,061	12,312	2,328	-

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
(3) Approval of potential issuance of more than 1% of the Company's issued and outstanding common stock to a related party of GAMCO	189,264,842	1,576,690	266,078	1,221,091

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
(4) Approval of an Amendment to the Company's 2002 Stock Award and Incentive Plan	189,357,098	1,483,600	266,912	1,221,091

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
(5) Advisory vote on the Company's named executive compensation	189,181,310	1,659,085	267,215	1,221,091

	3 years	2 years	1 year	ABSTAINED	BROKER NON-VOTES
(6) Approval, on an advisory basis on the frequency of the vote on the Company's named executive compensation	189,241,004	2,993	1,549,698	313,915	1,221,091

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
(7) Advisory Vote on the Board Consideration of the Reclassification of Class B Stock	6,449,252	41,609	206,900	1,228,650

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Kieran Caterina

Kieran Caterina
Senior Vice-President and Co-Chief Accounting Officer

Date:May 4, 2017